Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict and include, without limitation, our expectations as to product deliveries, the establishment of our service and delivery network and our expected rate of production. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to manage the distribution channels for our products, including our ability to successfully implement our rental strategy, direct to consumer distribution strategy and any additional distribution strategies we may deem appropriate; our ability to design, manufacture and market vehicle models within projected timeframes given that a typical vehicle consists of thousands of unique items and we can only go as fast as the slowest item; our inexperience to date in manufacturing vehicles at the high volumes that we anticipate; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; the number of reservations and cancellations for our vehicles and our ability to deliver on those reservations; unforeseen or recurring operational problems at our facility, or a catastrophic loss of our manufacturing facility; our dependence on our suppliers; changes in consumer demand for, and acceptance of, our products: changes in the competitive environment, including adoption of technologies and products that compete with our products; the overall strength and stability of general economic conditions and of the automotive industry more specifically; changes in laws or regulations governing our business and operations; costs and risks associated with potential litigation; and other risks described from time to time in periodic and current reports that we file with the SEC. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

ARCIMOTO

Arcimoto: Future (arc, archetype) I Drive (moto)

Our Mission: Catalyze the shift to a sustainable transportation system

Company Presentation - June, 2019

Nasdaq: FUV


DELIVERATOR
ARCIMOTO

Q1 update video: https://www.youtube.com/watch?v=_MHPujoi3Fo

The **'Footprint Inefficiency'** of today's cars causes congestion and waste, and is a major contributor to carbon emissions worldwide.


Here are 200 people in 177 cars


without cars

Vehicle Market is Big



Daily Driver

- 70M automobiles, 132M motorcycles produced worldwide annually
- $2T+ global market



Last Mile Delivery

- 65B parcels delivered worldwide, annually, $250B+ parcel revenue
- UBS: food delivery could grow from $30B to $365B industry by 2030



First Responders

- ~51,000 fire stations in the U.S., plus corporate campuses, police
- Fleets face mandates for Greenhouse Gas (GHG) emissions reduction



Fun

- Harley sells ~250K motorcycles each year
- North American market for ATVs is > 500,000 units per year

Arcimoto Disruption



Daily Driver



Last Mile Delivery



First Responders



Fun



One Platform: Target 10X Efficiency and 33% TCO of Today's Automotive Solutions

Fun Utility Vehicle (FUV)

The Everyday Electric Ride



The FUV combines daily transportation utility, mass-market affordability and extreme efficiency in a ride that is incredibly fun to drive.

In Q1, 2019, Arcimoto announced its flagship retail production option, the Evergreen Edition premium trim FUV. Arcimoto plans to begin delivery of the Evergreen Edition Fun Utility Vehicle this summer.

Rockstar Parking Comes Standard




Jake's



Rapid Responder

Save Lives, Save the Planet


EUGENE SPRINGFIELD

The pure-electric Rapid Responder is designed for specialized emergency, campus and event security, and law enforcement services at a fraction of the economic and environmental cost of traditional ICE vehicles. Arcimoto plans to begin delivering the Rapid Responder in 2020.

Deliverator

It Delivers



columbia
DICE PIZZA

20+ cubic feet of storage is more trunk space than most cars. Plenty of room, whether delivering for an app-based food/parcel service or tackling a myriad of traditional fleet needs in an on-demand world..

The Deliverator's lightweight, ultra-efficient electric platform yields exceptionally low operating costs, and the nimble form – and three-to-a-space "Rockstar Parking" feature – save operator time navigating traffic and managing pickups and drop offs. Less wasted hours = more efficient team.



Automotive Delivery
Deliverator Targets
0
25
50
75
100
Operator Wages and Benefits
Fuel Costs
Vehicle/Trailer Payments
Repair maintenance
Truck insurance premiums
Other

Autonomous Future - Arcimoto

Our goal: to provide the platform for 80% of on-road personal and delivery trips

Self Driving Ready Platform

Sensor Suppliers



Software Vendors



People Mover



Stuff Mover


AMP

Arcimoto Manufacturing Plant (AMP)

Capital-efficient, flexible production facility plan for global scalability



Machining
Subassembly
Welding
Forming
Assembly
Cutting

- Capital Efficient Production Model
  Computer-driven manufacture
- Low tooling overhead
  Flexible for product variants
- Inherently scalable

Build Locally, Everywhere

Replicate Functional Units for Scalability



Go to Market - Experience Rental

Company-owned and Franchised Rental Operations offer Prospective Customer Drives

- Sales to individuals and fleets online, pre-sales customer experience through in-market rental centers. Better experience and more efficient than traditional vehicle retail model.
- Rental center franchise model allows local in-market partners to join in Arcimoto's growth.
- Start with vacation and tour rentals, expand to vehicle and ride sharing.



Production Timing and Targets

Step 1: Deliver. Step 2: Increase scale, decrease cost.

Start of Production (SOP) targeted for Q3, 2019
Initial deliveries in U.S. west coast states of CA, OR, WA

12-18 Month Production target from SOP:
Achieve 200 units/week production rate

At 200 units/week:
$17,000 Average Sales Price (ASP) target across product family
20%+ gross margin target

Pre-orders as of 3/29/2019: **3,883**
$66M anticipated revenue from pre-orders

8 Year Ramp Targets

Refine factory model manufacture through 2020

Expand HQ, +East Coast factory (ATVMLP), +global factory JVs and partnerships

Meaningful global GHG reduction

AMP 5

AMP 4

AMP 3 | AMP 3 | AMP 3

AMP 2 | AMP 2 | AMP 2 | AMP 2

AMP 1 | AMP 1 Expansion | AMP 1 | AMP 1 | AMP 1

2020	2021	2022	2023	2024	2025	2026
5,000	12,500	25,000	75,000	200,000	300,000	500,000
$100M	$212M	$400M	$1.2B	$2.9B	$4.2B	$6.8B
100 MWh	250 MWh	625 MWh	2 GWh	6 GWh	9 GWh	15 GWh

Key Goals for 2019

Deliver 400+ Evergreen Edition FUVs

Key destination rental locations established

Product delivery and service networks

Complete Rapid Responder and Deliverator

Vehicle Options/Upgrades (Full Doors)

Prepare for Mass Production


ARCIMOTO
ARCIMOTO

Sector M&A and Investment Activity

Company	Acquirer/Investor	Valuation/Deal
Byton Chinese EV startup company	Chinese investors, including Tencent Holdings	$500M Series B June 2018
Zotye Auto Chinese EV startup company	Ford	$765 Million JV Investment November 2017
Nikola Motors Utah-based startup developing trucks	Wabco Holdings (WBC) and other investors	$100 Million Investment August 2018
NIO Chinese EV startup company	NYSE IPO	$1 Billion IPO September 2018
Aurora Autonomous Vehicle technology	Amazon	$530M Series B February 2019
Nuro Autonomous delivery	SoftBank	$940M Series B February 2019
Rivian Electric pickup truck startup	Amazon, Ford	$1.2B February 2019, April 2019

ARCIMOTO

Investor Relations Contact:
investor@arcimoto.com

http://arcimoto.com/investor